SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2003

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Eagle Food Centers, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number  0-17871

DELAWARE	36-3548019
(State or other jurisdiction of incorporation	(I.R.S. Employer Identification No.)
or organization)

RT. 67 & KNOXVILLE RD., MILAN, ILLINOIS	61264
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (309) 787-7700

Eagle Food Centers, Inc. announced today that it will close four underperforming stores.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits:

99.1 Eagle Food Centers, Inc. Press Release, dated July 25, 2003.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE FOOD CENTERS, INC. (Registrant)

By:	/s/ Robert J. Kelly	July 25, 2003
Robert J. Kelly		Date

President, Chief Executive Officer